Legg Mason Classic Valuation Fund Investment Commentary and Quarterly Report to Shareholders July 31, 2006

Contents

Commentary

Investment Commentary	ii

Quarterly Report to Shareholders

President’s Letter	1
Performance Information	3
Portfolio of Investments	8

ii        Investment Commentary
Legg Mason Classic Valuation Fund Inc.

	Three	Average Annual Total Returns
	Months	Periods Ended June 30, 2006A
	Ended
	July 31,	One	Three	Five	Since
	2006	Year	Years	Years	InceptionB

Classic Valuation Fund
Primary Class	-5.16%	+12.09%	+11.52%	+2.82%	+5.45%
Institutional Class	-4.98%	+13.21%	+12.65%	N/A	+4.11%
S&P 500 Stock Composite IndexC	-2.15%	+8.63%	+11.22%	+2.49%	+0.54%
Lipper Large-Cap Value Funds IndexD	-0.88%	+10.46%	+12.84%	+3.93%	+3.18%
Russell 1000 Value IndexE	+0.48%	+12.10%	+15.70%	+6.90%	+5.95%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

   The third fiscal quarter for the Legg Mason Classic Valuation Fund was a tough one by any measure. The fund lagged the S&P 500 Index, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. This performance was a complete reversal of the fiscal year’s first six months when the Fund exceeded each of the indices.

A	Although the Fund’s Quarterly reporting period is July 31, 2006, Securities and Exchange Commission regulations require the most recent calendar quarter-end performance information to be reported. Quarterly performance is also included in this commentary.

B	The Fund’s Primary Class inception date is November 8, 1999. The Institutional Class inception date is July 13, 2001. Index returns are for periods beginning October 31, 1999. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

C	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

D	An index comprised of the 30 largest funds in the Lipper universe of 518 large-cap value funds.

E	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
   N/A—Not applicable.
   The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary        iii
  It is not unusual for stocks that have experienced the best appreciation to become your worst performers when a market quickly turns downward. When the ebullience that characterized the stock market through the early part of May vanished, we witnessed some short-term, violent sell-offs. This May decline was global in scope — most extreme in the emerging markets — as central banks took restrictive action.
   As we write this, the evidence is abundantly clear that the speculative frenzy of the last several years in residential real estate has been broken. In discounting the potential for a significant national real estate decline, some pundits spouted last fall the superficially accurate but essentially specious claim that since all real estate is local, any problems would be local. We kind of doubt the Federal Reserve’s (Fed) relentless rate hiking campaign was only directed at California, Phoenix, Las Vegas and part of Florida. In any event, the depressing effect of higher mortgage rates and the change in psychology surrounding the “sure thing” has been spreading across the country. Certainly, this negative trend in housing was a major factor in prompting the Fed to halt its two-year pattern and may be the cause of a new phase of rate cuts.
  We remain constructive on the stock market largely due to a reason cited before: stocks are cheap. The valuation of the overall market and that of our portfolio are quite reasonable. Should interest rates trend downward, and should something positive ever happen in Iraq and elsewhere in the Middle East, we could see meaningful higher valuations.
Scott L. Kuensell, CFA
August 22, 2006
DJIA: 11,339.84
The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary and may differ from those of the firm as a whole. Any such views are subject to change at any time based on market or other conditions, and the Legg Mason Classic Valuation Fund and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Classic Valuation Fund or Legg Mason Investor Services, LLC as to its accuracy or completeness.
The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders        1
To Our Shareholders,
      We are pleased to provide you with Legg Mason Classic Valuation Fund’s quarterly report for the three months ended July 31, 2006. Total returns for various periods ended July 31, 2006 are:

	Total ReturnsA

	3 Months	12 Months

Classic Valuation Fund
Primary Class	-5.16%	+7.93%
Institutional Class	-4.98%	+9.00%
S&P 500 Stock Composite IndexB	-2.15%	+5.38%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
     Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not guarantee future performance.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. An investor can not invest directly in an index.

2      Quarterly Report to Shareholders
  Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting President
August 21, 2006

Quarterly Report to Shareholders        3
Performance Information
Legg Mason Classic Valuation
     The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.
     Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4      Quarterly Report to Shareholders
Growth of a $10,000 Investment — Primary Class
Periods Ended July 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+7.93%	+7.93%
Five Years	+17.22%	+3.23%
Life of Class*	+41.95%	+5.34%

* Inception date — November 8, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning October 31, 1999.

Quarterly Report to Shareholders       5
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended July 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+9.00%	+9.00%
Five Years	+23.16%	+4.25%
Life of Class*	+21.95%	+4.01%

* Inception date — July 13, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 2001.

6       Quarterly Report to Shareholders
Portfolio Composition (as of July 31, 2006) C
(As a percentage of the portfolio)
Top Ten Holdings (as of July 31, 2006)

% of
Security	Net Assets

Comcast Corporation – Class A	4.9%
Toyota Motor Corporation – ADR	4.3%
International Business Machines Corporation	3.6%
Sabre Holdings Corporation	3.5%
Morgan Stanley	3.5%
The Goldman Sachs Group, Inc.	3.5%
Tidewater Inc.	3.4%
Citigroup Inc.	3.3%
Transocean Inc.	3.3%
Reliant Energy, Inc.	2.8%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at anytime.

Quarterly Report to Shareholders       7
Selected Portfolio PerformanceD

Strongest performers for the quarter ended July 31, 2006E

1.	Merck & Co., Inc.	+18.3%
2.	The Kroger Co.	+13.5%
3.	Dynegy Inc.	+13.3%
4.	Comcast Corporation – Class A	+11.1%
5.	The Williams Companies, Inc.	+11.0%
6.	Lexmark International, Inc.	+11.0%
7.	Reliant Energy, Inc.	+10.8%
8.	The Walt Disney Company	+6.2%
9.	Bank of America Corporation	+4.3%
10.	Morgan Stanley	+3.9%

Weakest performers for the quarter ended July 31, 2006E

1.	Tenet Healthcare Corporation	-28.8%
2.	Boston Scientific Corporation	-26.8%
3.	Arch Coal, Inc.	-20.0%
4.	Aon Corporation	-18.0%
5.	Tidewater Inc.	-17.8%
6.	The Dow Chemical Company	-14.0%
7.	The Home Depot, Inc.	-12.7%
8.	Nokia Oyj – ADR	-12.4%
9.	Seagate Technology	-12.4%
10.	Countrywide Financial Corporation	-11.6%
Portfolio Changes Since April 30, 2006

Securities added during the quarter	Securities sold during the quarter

Smithfield Foods, Inc.	RadioShack Corporation

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire period.

8      Quarterly Report to Shareholders
Portfolio of Investments
Legg Mason Classic Valuation
July 31, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 99.0%
Consumer Discretionary — 19.6%
Automobiles — 4.3%
Toyota Motor Corporation – ADR	39	$4,051

Hotels, Restaurants and Leisure — 2.4%
McDonald’s Corporation	65	2,290

Household Durables — 1.6%
Koninklijke (Royal) Philips Electronics N.V – ADR	47	1,535

Media — 6.8%
Comcast Corporation – Class A	135	4,646	A
The Walt Disney Company	59	1,758

		6,404

Specialty Retail — 4.5%
AutoZone, Inc.	13	1,142	A
The Home Depot, Inc.	40	1,375
Tiffany & Co.	57	1,794

		4,311

Consumer Staples — 9.4%
Food and Staples Retailing — 4.9%
The Kroger Co.	110	2,520
Wal-Mart Stores, Inc.	47	2,100

		4,620

Food Products — 4.5%
Del Monte Foods Company	224	2,346
Smithfield Foods, Inc.	68	1,943	A

		4,289

Quarterly Report to Shareholders        9
Portfolio of Investments — Continued

	Shares/Par	Value

Energy — 8.0%
Energy Equipment and Services — 6.6%
Tidewater Inc.	67	$3,211
Transocean Inc.	40	3,097	A

		6,308

Oil, Gas and Consumable Fuels — 1.4%
ConocoPhillips	20	1,341

Financials — 27.2%
Capital Markets — 9.6%
Merrill Lynch & Co., Inc.	34	2,469
Morgan Stanley	50	3,338
The Goldman Sachs Group, Inc.	22	3,315

		9,122

Commercial Banks — 1.8%
Bank of America Corporation	20	1,015
Wachovia Corporation	13	692

		1,707

Diversified Financial Services — 3.3%
Citigroup Inc.	65	3,135

Insurance — 10.8%
Allianz AG – ADR	114	1,793
American International Group, Inc.	25	1,517
Aon Corporation	26	904
Axis Capital Holdings Limited	70	2,078
Conseco, Inc.	80	1,817	A
Marsh & McLennan Companies, Inc.	81	2,181

		10,290

Thrifts and Mortgage Finance — 1.7%
Countrywide Financial Corporation	46	1,638

10      Quarterly Report to Shareholders
Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value

Health Care — 8.2%
Health Care Equipment and Supplies — 1.4%
Boston Scientific Corporation	78	$1,318	A

Health Care Providers and Services — 0.9%
Tenet Healthcare Corporation	141	835	A

Pharmaceuticals — 5.9%
Bristol-Myers Squibb Company	81	1,939
Merck & Co., Inc.	52	2,082
Pfizer Inc.	62	1,599

		5,620

Information Technology — 16.3%
Communications Equipment — 2.2%
Nokia Oyj – ADR	107	2,118

Computers and Peripherals — 8.3%
Hewlett-Packard Company	45	1,449
International Business Machines Corporation	44	3,414
Lexmark International, Inc.	14	756	A
Seagate Technology	96	2,218	A

		7,837

IT Services — 3.5%
Sabre Holdings Corporation	162	3,349

Semiconductors and Semiconductor Equipment — 2.3%
Intel Corporation	121	2,171

Quarterly Report to Shareholders        11

	Shares/Par	Value

Materials — 5.0%
Chemicals — 2.0%
E. I. du Pont de Nemours and Company	33	$1,324
The Dow Chemical Company	16	564

		1,888

Metals and Mining — 3.0%
Alcoa Inc.	53	1,581
Arch Coal, Inc.	34	1,298

		2,879

Utilities — 5.3%
Electric Utilities — 2.9%
Reliant Energy, Inc.	215	2,706	A

Multi-Utilities — 2.4%
Dynegy Inc.	128	722	A
The Williams Companies, Inc.	65	1,574

		2,296

Total Common Stocks and Equity Interests (Identified Cost — $80,955)		94,058

12      Quarterly Report to Shareholders
Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value

Repurchase Agreements — 1.2%
Bank of America
5.25%, dated 7/31/06, to be repurchased at $542 on 8/1/06 (Collateral: $575 Freddie Mac zero-coupon notes, due 3/20/07, value $553)	$542	$542
JPMorgan Chase & Co.
5.24%, dated 7/31/06, to be repurchased at $542 on 8/1/06 (Collateral: $562 Freddie Mac notes, 4.875%, due 11/15/13, value $552)	541	541

Total Repurchase Agreements (Identified Cost — $1,083)		1,083

Total Investments — 100.2% (Identified Cost — $82,038)		95,141
Other Assets Less Liabilities — (0.2)%		(152)

Net Assets — 100.0%		$94,989

Net Asset Value Per Share:

Primary Class		$14.16

Institutional Class		$14.89

A	Non-income producing.

Notes

Notes

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

     Baltimore, MD

Investment Adviser

Brandywine Global Investment Management LLC

     Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

     Mark R. Fetting, President
     Dr. Ruby P. Hearn
     Arnold L. Lehman
     Robin J.W. Masters
     Dr. Jill E. McGovern
     Arthur S. Mehlman
     G. Peter O’Brien
     S. Ford Rowan
     Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

     Gregory T. Merz, Vice President and Chief Legal Officer
     Amy M. Olmert, Vice President and Chief Compliance Officer
     Wm. Shane Hughes, Treasurer
     Richard M. Wachterman, Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

     Braintree, MA

Custodian

State Street Bank & Trust Company

     Boston, MA

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

     Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

     Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/aboutlmf.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services – Institutional For FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-233 (7/06)